EXHIBIT 10.3



                                       CENTURA Agreement No. 98-OEM-7088-INVU-00


                         LIMITED MANUFACTURING AGREEMENT
                                (Signature Pages)


Preamble: The following are the signature pages of an agreement ("Agreement") which consists of (i) the General Terms and Conditions and (ii) these Signature Pages. The documents are referenced together by the contract number and are to be taken together and not separately.

IN CASE OF CONFLICT BETWEEN THE TERMS AND CONDITIONS SPECIFIED IN THE SIGNATURE PAGES BELOW AND THE GENERAL TERMS AND CONDITIONS, THE TERMS AND CONDITIONS OF THESE SIGNATURE PAGES SHALL CONTROL.

Notational Convention: Provisions of the General Terms and Conditions shall be referred to as "Section XY(z) GTC". Provisions of these Signature Pages shall be referred to as "Item A.B(c) SP".

--------------------------------------------------------------------------------

1. LICENSEE: For purposes of this Agreement, LICENSEE shall be the following organization at the designated address:

         Organization Name:                 INVU Services Limited

         Organized under the laws of:       England

         Headquarters Address:              The Beren, Blisworth Hill Farm
                                            Stoke Road
                                            Blisworth
                                            Northamptonshire NN7 3DB

         Telephone:  01604-859893           Fax: 01604-859902

2.       Territory:                         Worldwide.

3.       Effective Date of Agreement:       March 25, 1998

4.       Termination Date:                  March 24, 1999

5.       Programs:                          *SQLBase Desktop 1 -machine pack,
                                              Version 6.1.2
                                            *SQLBase Desktop 1 -machine pack,
                                              Version 7.0

                                            (*collectively known as the "Desktop
                                              Programs")



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                                            **SQLBase Server  (all  commercially
                                            available user levels as of the date
                                            of execution of this Agreement),
                                            Version  6.1.2
                                            **SQLBase Server  (all  commercially
                                            available user levels as of the date
                                            of execution of this Agreement),
                                            Version 7.0 (NT Only)

                                            ("collectively known as the "Server
                                            Programs")

6.       Initial Payment & Shipping Expenses:

         (i) Payment: Upon execution of this Agreement and in consideration for the rights granted in Section 2 GTC, LICENSEE irrevocably agrees to pay to CENTURA the noncontingent, nonrefundable payment of (pound)77,000 (seventy-seven thousand Pounds Sterling). This sum is immediately due and payable and shall be remitted immediately upon execution of this Agreement. CENTURA will provide LICENSEE with two (2) master copies of each of the Programs, from which the authorized copies can be manufactured by LICENSEE.

         (ii) Shipping Expenses: All prices for any Programs acquired from CENTURA hereunder shall be F.O.B. point of origin and LICENSEE shall reimburse CENTURA for any shipping expenses incurred under this Agreement.

7. License Fees: The payment of (pound)77,000 specified in Item 6 SP above shall be considered a one-time payment in full for LICENSEE's right to manufacture and distribute copies of the Programs as follows, subject to the terms of this Agreement:

         (a) Of such amount of (pound)77,000, an amount of (pound)60,000 shall be considered a one-time payment in full for LICENSEE's right to manufacture and distribute copies of the Desktop Programs to a maximum of six thousand (6,000) PC Workstations for use in conjunction with and as an embedded component of LICENSEE's "Invu SOLO" Application only;

         (b) Of such amount of (pound)77,000, an amount of (pound)15,000 shall be considered a one-time payment in full for LICENSEE's right to manufacture and distribute copies of the Desktop Programs to a maximum of six hundred (600) PC Workstations for use in conjunction with and as an embedded component of LICENSEE's "Invu PRO" Application only; and

         (c) The remaining (pound)2,000 shall be considered a one-time payment in full for LICENSEE's right to manufacture and distribute copies of the Server Programs to a maximum of one hundred (100) PC Workstations for use in conjunction with and as an embedded component of LICENSEE's "Invu PRO (Network)" Application only.

For purposes of this Agreement a "PC Workstation"  shall mean any PC workstation
(i) on which the applicable Program (or components thereof) is/are manufactured and distributed by LICENSEE to its internal and/or external customers and/or
(ii) any PC workstation that is concurrently connected at any one time to any applicable Program manufactured and/or distributed


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by LICENSEE  and/or (iii) that  accesses  any  applicable  Program  manufactured and/or distributed by LICENSEE subject to the terms of this Agreement.

LICENSEE shall have the right to make a reasonable number of copies of the Programs solely for LICENSEE's demonstration and/or evaluation use with it's Application at no charge to LICENSEE.

8. Application: For purposes of this Agreement the Application shall mean LICENSEE's "Invu SOLO", "Invu PRO" and "Invu PRO (Network Edition) software application products and by whatever name such products become known in the future.

9.       Other Terms:

         (a) Grant of License Restriction (Desktop Programs): LICENSEE's use and distribution of the Desktop Programs is strictly limited to use in conjunction with and as an embedded component of LICENSEE's "Invu SOLO" and "Invu PRO" Applications only; furthermore LICENSEE agrees that it shall not (nor permit any third party to) access the following components of the Desktop Programs:

                  (i)      Stored Procedures and Triggers
                  (ii)     External Functions
                  (iii)    SQI-Console (SQLCON*.EXE)
                  (iv)     SQI-Talk (SQLTALK.EXE)
                  (v)      Database Monitor (SSM.EXE)
                  (vi)     Connectivity Administrator (CFGWI*.EXE)
                  (vii)    SQLEdit (SQLEDIT.EXE)
                  (viii)   ODBC (SQLODBW.DLL)
                  (ix)     Views
                  (x)      Partitioned Databases
                  (xi)     Stored Commands.

         (b) Grant of License Restriction (Server Programs): LICENSEE's use and distribution of the Server Programs is strictly limited to use in conjunction with and as an embedded component of LICENSEE's "Invu PRO (Network)" Application only; furthermore LICENSEE agrees that it shall not (nor permit any third party to) access the following components of the Server Programs:

                  (i)      Stored Procedures and Triggers
                  (ii)     External Functions
                  (iii)    ODBC (SQLODBW.DLL)
                  (iv)     Views
                  (v)      Stored Commands.



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         (c) Additional  License  Grant:  CENTURA  further  grants  LICENSEE the right to distribute the manufactured copies of the Programs through its resellers for further transfer to End Users and only for use in conjunction with the Application.

         (d) Additional PC Workstation Connections: During the term of this Agreement, and provided that LICENSEE is in compliance with it's obligations hereunder, LICENSEE shall be eligible to acquire the right to manufacture and distribute additional copies of the Programs (over and above the number of copies manufactured and distributed in Item 7 SP above), subject to the terms and conditions of this Agreement.

In the event that LICENSEE wishes to acquire the rights to such additional copies of the Programs, LICENSEE shall issue a purchase order (or equivalent document acceptable to CENTURA), referencing the terms and conditions of this
Item 9(d) SP, for the applicable nonrefundable, noncontingent amount in License Fees for such additional PC Workstation connections, in accordance with the following License Fee Schedule and subject to a minimum order value of (pound)50,000 (fifty thousand Pounds Sterling).


License Fee Schedule
--------------------
License & Application                    Per PC Workstation
---------------------                    ------------------
                                         License Fee Due CENTURA
                                         ----------------------

Desktop for Invu SOLO                    (pound)10 (Ten Pounds Sterling)

Desktop for Invu PRO                     (pound)25 (Twenty-five Pounds Sterling)

Server for Invu PRO (Network)            (pound)20 (Twenty Pounds Sterling)


Amounts due under this Item 9(d) SP shall be immediately due and payable to CENTURA and paid net thirty (30) days from CENTURA's invoice date. Upon acceptance of each applicable purchase order (or equivalent document) by CENTURA the rights to the applicable additional PC Workstation connections shall be deemed granted by CENTURA.

(e) Gold Support: Upon execution of this Agreement, and in consideration for the provision of Gold Support ("Gold Support") by CENTURA during the period commencing March 25, 1998 and ending March 24, 1999 ("Support Period"), LICENSEE irrevocably agrees to pay CENTURA Gold Support fees in the amount of (pound)7,500 (seven thousand five hundred Pounds Sterling). Such amount shall be due and payable in four (4) instalments, as follows:

          (i)   (pound)1,875 due on or before March 25, 1998

          (ii)  (pound)1,875 due on or before June 25, 1998

          (iii) (pound)1,875 due on or before September 25, 1998; and

          (iv)  (pound)1,875 due on or before December 21, 1998.



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As of the date of  execution  of this  Agreement,  Gold  Support  comprises  the following support services.

-- Multiple designated support contacts and one management contact at LICENSEE site

--   Queued access to a team of Technical Support Engineers

--   Target response time to telephone calls of:

               1 working hour maximum for priority one calls

               1.5 working hours maximum for priority two calls

               2 working hours maximum for lower priority calls

--   8.00 a.m. to 5.00 p.m. GMT and 9.00 a.m. to 6.00 p.m. CET service on Monday
     - Thursday

--   8.00 a.m. to 4.00 p.m. GMT and 9.00 a.m. to 5.00 p.m. CET service on Friday
     - closed on public holidays

--   Quarterly conference call review of customer activity and product alerts

--   Quarterly call tracking reports

-- Eligibility to a fifteen percent (15%) discount from the list price of training courses scheduled directly by CENTURA and booked directly with CENTURA

--   Access to open support cases through CENTURA Web Site.

Provided, however, that CENTURA reserves the right to modify the Gold Support offerings specified herein at CENTURA's sole discretion.

(f) Grant of License (Payment): Upon execution of this Agreement, Section 2 GTC is hereby modified by adding the following after the word "Pages" in line eleven:

         "Notwithstanding the foregoing, should LICENSEE fail to pay to CENTURA the License Fees due under Item 6 SP, all rights granted to LICENSEE in this Section 2 shall be immediately canceled by CENTURA and any copies made by LICENSEE of the Programs shall be destroyed by LICENSEE at such time."

(g) Representations and Warranties by CENTURA to LICENSEE. CENTURA represents and warrants to and for the benefit of LICENSEE that to the best of CENTURA's knowledge, the Programs do not infringe any patent, copyright, trade secret or any other proprietary right of any third party.

(h) Replacement of Section 7 GTC ("CENTURA's Liability") of the Agreement: Upon execution of this Agreement, Section 7 GTC is hereby deleted and replaced with the following:

         "7.  Liability:

         (a) Limitation of Liability. EXCEPT AS SET FORTH IN SECTION 8(b) GTC, EACH PARTY'S LIABILITY ARISING OUT OF THIS AGREEMENT FOR THE USE OR


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DISTRIBUTION  OF ANY PROGRAM  SHALL BE LIMITED TO  (pound)100,000  (ONE  HUNDRED
THOUSAND POUNDS STERLING) UNDER THE TERMS OF THIS AGREEMENT.

         (b) Exclusion Of Consequential And Other Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY ANYONE, NOR WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, HOWEVER CAUSED, WHETHER FOR A BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE ESSENTIAL PURPOSE OF THIS SECTION IS TO LIMIT THE POTENTIAL LIABILITY OF CENTURA AND LICENSEE ARISING OUT OF THIS AGREEMENT."

(i) Replacement of Section 8 GTC ("INDEMNITY") of the Agreement: Upon execution of this Agreement, Section 8 GTC is hereby deleted and replaced with the following:

         "8.  Indemnity:

         (a) Indemnity by LICENSEE: LICENSEE SHALL INDEMNIFY, DEFEND AND HOLD CENTURA HARMLESS FROM AND AGAINST ANY CLAIMS OR LAWSUITS, INCLUDING REASONABLE ATTORNEY'S FEES, THAT ARISE OR RESULT FROM THE USE, SALE OR DISTRIBUTION OF THE APPLICATION BY LICENSEE, ANY END USER OF LICENSEE OR ITS RESELLERS, OR ANY
CLAIMS BROUGHT BY LICENSEE'S RESELLERS OR ANY END USER OF LICENSEE OR ITS RESELLERS.

         (b) Indemnity by CENTURA: CENTURA SHALL FULLY INDEMNIFY, DEFEND AND HOLD LICENSEE HARMLESS FROM AND AGAINST ANY CLAIMS OR LAWSUITS, INCLUDING REASONABLE ATTORNEY'S FEES, ASSOCIATED WITH ANY CLAIM OR SUIT FOR INFRINGEMENT OF ANY COPYRIGHT, PATENT, TRADE SECRET OR ANY OTHER PROPRIETARY RIGHT OF ANY THIRD-PARTY AS A RESULT OF THE LICENSES GRANTED TO LICENSEE HEREUNDER."

IN WITNESS WHEREOF, the parties hereby confirm that this Agreement is effective at the date set forth above and that all terms and conditions have been agreed to:


LICENSEE:                                    CENTURA:


Signature:                                   Signature:
          ------------------------                     -------------------------

Name:                                        Name:
          ------------------------                     -------------------------

Title:                                       Title:
          ------------------------                     -------------------------

Date:                                        Date:
          ------------------------                     -------------------------




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                                       CENTURA Agreement No. 98-OEM-7088-INVU-00


                         LIMITED MANUFACTURING AGREEMENT
                         (General Terms and Conditions)


Preamble: The following are the general terms and conditions of an agreement ("Agreement") which consists of (i) these General Terms and Conditions and (ii) the Signature Pages. The documents are referenced together by the contract number and are to be taken together and not separately.

Notational Convention: Provisions of these General Terms and Conditions shall be referred to as "Section XY(z) GTC". Provisions of the Signature Pages shall be referred to as "Item A.B(c) SP".

--------------------------------------------------------------------------------


1. PURPOSE OF THIS AGREEMENT: This Agreement is between Centura Software Limited ("CENTURA"), an English corporation, with offices at Lunar House, Fieldhouse Lane, Marlow, Bucks SL7 ILW and the organization as specified in the Signature Pages ("LICENSEE"). This Agreement grants to LICENSEE certain rights to manufacture and distribute CENTURA's proprietary software products specified on the Signature Pages ("Programs") subject to the payments, terms and conditions specified below.

2. Grant of License: In consideration for the payments specified In Sections 3 and 4 GTC and the other applicable provisions of this Agreement, CENTURA grants to LICENSEE, during the term of this Agreement, the limited and nonexclusive right and license to manufacture and distribute copies of the Programs only (a) in the geographic region specified on the Signature Pages ("Territory") and (b) for use solely in conjunction with and as an embedded component of LICENSEE's application software product specified on the Signature Pages ("Application"). Such license may be further limited as specified on the Signature Pages.

LICENSEE's distribution of the Programs (for use solely in conjunction with and as an embedded component of the Application) is subject to the following requirements:

         (i)      LICENSEE  shall  affix  a   valid  copyright  notice  on  such
                  Application;

         (ii) LICENSEE must affix the CENTURA copyright notice In the "About Box" or startup screen of the Application; other rights to use CENTURA's name, logo or trademarks may be granted by separate agreement.

3. License Fees: LICENSEE agrees to pay the License Fees (including initial commitment or payments) specified on the Signature Pages.



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4. Payment:  All payments under this Agreement shall be made in U.S.  dollars or other currency as CENTURA may designate. The terms of any payment shall be as specified In the Signature Pages and subject to credit availability from CENTURA, at CENTURA's sole discretion.

5. Records and Review: LICENSEE shall keep accurate records necessary to verify compliance with the licensing and payment terms of this Agreement, along with reasonable detail. LICENSEE shall, with reasonable advance notice, make such records available to CENTURA for inspection and copying during normal business hours.

6. Support: Unless otherwise specified in the Signature Pages or by separate agreement, CENTURA shall have no obligation to provide support or Program updates or upgrades to LICENSEE.

7. CENTURA's Liability: CENTURA'S LIABILITY UNDER THIS AGREEMENT IS STRICTLY LIMITED TO THE AMOUNT PAID TO CENTURA HEREUNDER.

8. Indemnity: LICENSEE SHALL INDEMNIFY, DEFEND AND HOLD CENTURA HARMLESS FROM AND AGAINST ANY CLAIMS OR LAWSUITS, INCLUDING REASONABLE ATTORNEY'S FEES, THAT ARISE OR RESULT FROM THE USE OR DISTRIBUTION OF THE APPLICATION.

9. Term of Agreement: This Agreement shall commence on the Effective Date specified on the Signature Pages and shall expire on the date specified In the Signature Pages. Provided, however, either party may terminate this Agreement for a material breach of this Agreement If at the end of a thirty (30) day period after providing the other party written notice specifying a material breach, the breaching party has not cured such breach.

10. CENTURA's Reservation of Rights and Remedies: In addition to any specific right or remedy provided for in this Agreement, CENTURA reserves all other rights and remedies available in law or equity.

11. Amendments: This Agreement may not be amended, modified, released or discharged, amended or modified in any manner, or any term or breach waived except by an instrument in writing signed by a duly authorized official of LICENSEE and CENTURA.

12. Sale or Assignment: LICENSEE may not assign, transfer or delegate any of its rights or duties under this Agreement without the prior written consent of CENTURA.

13. Entire Agreement: This Agreement, together with any attachments or specifically referenced documents or licenses, sets forth the entire agreement between CENTURA and LICENSEE with respect to the subject matter hereof and supersedes any and all prior agreements, understandings, promises and representations made by either party to the other concerning the subject matter hereof and the terms hereof.



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14.  Taxes: All charges In this Agreement are exclusive of U.K. Value Added Tax.

15. Supplementary Terms: The terms and conditions of this Agreement supplement the terms and conditions specified in the CENTURA Software Corporation Software License Agreement which governs the use by LICENSEE of the Programs.


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                            Synergy Partner Agreement


1. Purpose: This Agreement is between Centura Software Limited "Centura") located at Lunar House, Globe Park, Marlow, Sucks, SL7 1LW England and the company listed below. Centura appoints company as a "Partner" under the Centura Synergy Partner Program in the Territory subject to the terms and conditions below:

Mark Woolley
Invu Services Limited
The Boren
Blisworth Hill Farm
Stoke Road
Blisworth
Northamptonshire
___7 3DB

Tel:  01504 859893
Fax:  01604 859902

Additional Authorized Location(s):
---------------------------------

Address:
          ----------------------------------
          ----------------------------------
          ----------------------------------
Phone:
          ----------------------------------
Fax:
          ----------------------------------
Contact:
          ----------------------------------

2.       Definitions:

2.1 "End User" shall mean a customer of Partner who acquires (and has proof of) a valid license to use the Programs for personal or internal business purposes (and not for transfer to others) in accordance with the terms of the Centura Software License Agreement.

2.2 "Centura Software License Agreement" shall mean the license agreement between the End User and Centura which accompanies each Program.

2.3 "List Price" shall mean Centura's suggested list price in the Territory for a single copy of a Program. Such prices are listed in Centura's Territory Price List(s) or other pricing documents as generally published by Centura from time to time during the term of this Agreement Centura reserves the right to modify or change the List Price upon 30 days written notice to Partner.

2.4 "Marks" shall mean the trademarks, service marks and logos of Centura and/or its licensors.


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2.5 "Program(s)" shall mean only the commercially  available software program(s)
in object code form as listed in Centura's Price List(s) except those programs that Centura may denote from time to time as not available under the Centura Synergy Partner Program (e.g., SQLHost).

2.6 "Authorized Location(s)" shall mean an additional authorized sales office(s) of Partner whose principal business shall be to order and acquire the Programs and distribute the Programs to End Users, as more specifically set forth in
Section 6 below.

2.7 "Territory" shall mean the United Kingdom and Republic of Ireland only.

2.8 "Trademark Use Policy" shall mean the written policies, as amended by Centura from time-to-time, for the proper usage of the Marks.

2.9 "Upgrade(s)" shall mean any modification of the Programs which is denoted by Centura (i) by changing a number to the left of the first decimal point in the then current version number, e.g., a change from version 4.1 to 5.0. and (ii) as a "version upgrade" in Centura's Price List(s).

3. Partner Added Value Criteria: Partner represents that it satisfies one or more of the following added value criteria In connection with the Centura Programs and will continue to satisfy such criteria during the term of this
Agreement:  (i) installation  support:  (ii)  consulting/professional  services;
(iii) application software; and/or (iv) training/education. Partner's failure to continue to satisfy such added value criteria during the term of this Agreement will be grounds for termination of this Agreement pursuant to Section 18.

4. Partner Benefits: During the term of this Agreement and provided that Partner is current on its commitments and obligations under this Agreement. Centura shall provide Partner with the benefits as specified in Attachment I hereto, as may be modified by Centura from time to time with written notice to Partner.

5. Term: This Agreement shall commence on the date when both parties have signed this Agreement and shall have an initial term of one (1) year, unless terminated under Section 18. Thereafter, it may be renewed for an additional one (1) year period upon mutual written agreement between the parties to appropriate terms and conditions, and subject to payment by Partner of the then-current fees and charges as may be specified by Centura, and provided that the parties comply with all material obligations hereunder during the initial term.

6. License Grant: Centura hereby grants Partner during the term of this Agreement only the following nonexclusive rights in the Territory:

         (a) To transfer the Programs and Upgrades to its End User customers for their Own use.

         (b) To order and acquire the Programs and Upgrades from one of Centura's authorized distributors as designated by Centura from time-to-time. [Note: The Programs and


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



                  Upgrades acquired from Centura's authorized distributors will be subject to prices and terms as made available by such distributors].

         (c) To distribute the Programs and Upgrades in unaltered form in the original sealed package manufactured by Centura for use by Partners End Users under. the terms and conditions of the Centura Software Corporation Software License Agreement that accompanies each Program and/or Upgrade..

         (d) To use, in unaltered form, the Marks solely to promote the distribution of the Programs.

7. License Restrictions and Conditions: The rights and licenses granted in Section 6 are restricted by, or conditioned upon the following:

         (a) Centura and/or its licensors shall retain all and sole right, title and interest in and to the Programs.

         (b) Partner shall not, nor shall Partner cause or permit a third party to, copy, manufacture, adapt, rent, lease, lend, trade-in, create derivative works from, translate, reverse engineer, disassemble or decompile or otherwise modify the Programs.

         (c) All Programs, when provided to an End User by Partner under this Agreement, must be contained in the original sealed package manufactured by Centura and must be accompanied by the appropriate Centura Software License Agreement.

         (d) The use of the Marks by Partner shall strictly adhere to the terms and conditions of Centuries Trademark Use Policy.

         (e) During the term of this Agreement and within fifteen (15) days of the end of each calendar quarter, Partner shall report to Centura in ______ the value of Partner's net purchases from Centura's authorized distributor(s) during the previous calendar quarter.

8.       Fees, Payments and Credit Terms:

8.1      Partner Program Fee: NOT APPLICABLE

8.2 Payments: Terms of payment for order placed by Partner with Centura shall be net 30 days from Centura's invoice date. Delinquent payments shall be subject to a 1.5% per month service charge.

8.3 Credit Terms: Centura may offer to provide credit to Partner in amounts and at times to be determined and/or limited in Centura's sole discretion. Should Partner be in excess of any credit limit determined by Centura or should Partner give Centura any cause to question its credit worthiness. Centura shall not be obligated to accept or fulfill orders submitted by Partner.


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



Partner agrees to provide Centura with credit information prior to the execution of this Agreement and thereafter upon Centura's reasonable request.

8.4 Shipping Expenses: All prices for orders placed with Centura hereunder are FOB Centura's point of origin, and Partner shall: (i) reimburse Centura for any shipping expenses incurred by Centura, and (ii) bear the risk of loss damage or theft for goods in transit to Partner.

9. Order Targets: During the initial term of this Agreement, Partner shall use reasonable endeavors to place orders for packaged versions of the Programs as follows, measured by net purchase price from Centura's authorized distributors:
NOT APPLICABLE.

10. Training: Partner certifies that, within three (3) months of the Effective Date of this Agreement, at least one (1) Partner salesperson and one (1) Partner technical engineer shall undergo Centura product training through attendance of a Centura reseller training course. This initial training for two Partner personnel shall be offered at no additional charge by Centura, as outlined in "Benefits of the Synergy Partner Program"in Attachment 1 to this Agreement. Further training may be provided to Partner at the applicable list prices offered by Centura at such time.

11. Marketing Funds: During the term of this Agreement, Partner shall use reasonable efforts to allocate a minimum of three percent (3%) of its net revenues from the sale of the Programs towards the marketing of the Centura product line. Such marketing may be supported by Centura in the form of joint campaigns which may be partially funded by Centura, at Centura's sole discretion and by separate mutual arrangement between the parties on a case by case basis.

12. Rights Outside the UK and Republic of Ireland: The rights provided to Partner under this Agreement apply only in the UK and Republic of Ireland. Rights may be granted outside this Territory by separate addendum to this Agreement, provided that Partner acknowledges that additional conditions or restrictions may apply to its exercise of rights under such separate addendum.

13. Confidentiality: Centura and Partner agree that each of them shall, during the term of this Agreement and for three (3) years thereafter, take all steps which are reasonable to safeguard the confidentiality of, and proprietary rights to. the confidential information ("Confidential Information") of the other party which may be disclosed hereunder (including, but not limited to, product plans, designs, business plans, technical specifications, research, customer or financial data) and shall not, without the prior written consent of the other party, (i) use such Confidential Information for its own benefit or the benefit of any third party except for purposes expressly provided for in this Agreement, or (ii) disclose such Confidential Information to any third party; provided. however, that this provision shall not be construed to restrict the disclosure of information which (a) is publicly known at the time of its disclosure to a party, (b) is lawfully received by a party from a third party not bound in a confidential relationship to Centura or Partner, (c) was already known by Centura or Partner prior to entering into this Agreement or (d) is required by law to be disclosed.

14. Proprietary Rights: Partner agrees to respect the trademarks, service marks, copyrights and other proprietary rights of Centura an Centura Software Corporation and shall take no action which would adversely affect or interfere with such rights or (ii) disparage such rights. Any violation of this provision will subject Partner to immediate termination of this Agreement.

15.  Representations and Indemnification by Partner:

15.1 Partner represents and warrants to Centura that it has the full power and authority to enter into this Agreement and that it shall make no representation and or warranty to its End Users regarding the use of the Programs except as may be contained in the documentation published by Centura or in the Centura Software License Agreement.

15.2 Partner shall indemnify and hold Centura harmless from any claim, action or other liability whatsoever resulting from the use of the Programs by End Users (except as permitted by the Centura Software License Agreement) or from representations made by Partner to its End Users in breach of Section 15.1 above.

15.3 Partner shall be responsible for supporting End Users unless the End User purchases directly from Centura.

16.  Representations and Warranties by Centura:

16.1 Representations and Warranties: Centura represents and warrants to Partner that: (i) Centura has the full power and authority to enter into this Agreement, and (ii) End Users shall receive the full benefit of the warranties and representations of Centura as specified in the Centura Software License Agreement.

16.2 WARRANTY DISCLAIMER: THE PROGRAMS, SUPPORT PLANS AND UPGRADES ARE OFFERED "AS IS" WITH ALL FAULTS AND, EXCEPT AS SPECIFIED IN SECTION 16.1 ABOVE, CENTURA MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED CONCERNING THE SAME, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IT IS EXPRESSLY AGREED THAT CENTURA SHALL NOT BE LIABLE, OR IN ANY WAY RESPONSIBLE FOR THE COMMERCIAL SUCCESS OF THE PROGRAMS, SUPPORT PLANS AND UPGRADES OR ANY ENHANCEMENTS THEREOF.

17.  Liability and Exclusion of Damages:

17.1 Limitation of Liability: CENTURA'S LIABILITY ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT PAID BY PARTNER TO CENTURA UNDER THE TERMS OF THIS AGREEMENT.

17.2     Exclusion of Damages:  IN NO EVENT SHALL CENTURA BE LIABLE FOR COSTS
OF PROCUREMENT OF SUBSTITUTE GOODS BY ANYONE, NOR WILL CENTURA BE LIABLE FOR SPECIAL, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES,

HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AND WHETHER OR NOT CENTURA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE ESSENTIAL PURPOSE OF THIS SECTION IS TO LIMIT THE POTENTIAL LIABILITY OF CENTURA ARISING OUT OF THIS AGREEMENT.

18. Termination/Expiration: Either party may terminate this Agreement for a material breach of this Agreement if, at the end of a thirty (30) day period after providing the other party written notice specifying a material breach, the breaching party has not cured such breach. Centura may terminate this Agreement without notice if Partner fails to pay Centura any fee specified in this Agreement. Upon the expiration or termination of this Agreement for any reason, Partner agrees to immediately destroy (and provide Centura written confirmation that the same has been done): (i) all Programs acquired from Centura under any NFR License, and (ii) all materials which contain the Confidential Information of Centura.

19.  Miscellaneous Provisions:

19.1 Centura's Reservation of Rights and Remedies: In addition to any specific right or remedy provided for in this Agreement, Centura reserves all other rights and remedies available by law.

19.2 Sale or Assignment: Partner may not assign, transfer or delegate any of its rights or duties under this Agreement without the prior written consent of Centura.

19.3 Force Majeure: Neither party shall be liable for any delays in the performance of any of its obligations hereunder (other than the obligation to pay money ) due to causes beyond its reasonable control, including but not limited to, fire, strike, war, riots, acts of any civil or military authority, judicial action, acts of God, or other casualty or natural calamity for so long as and to the extent that the effects of such circumstance continue.

19.4 Governing Law: This Agreement shall be construed and enforced in accordance with the laws of England.

19.5 Taxes: All charges in this Agreement shall be subject to U.K. Value Added Tax.

19.6 Severability: The invalidity or unenforceability of one or more provisions of this Agreement shall not affect the validity or enforceability of any of the other provisions, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

19.7 Headings: The Section headings in this Agreement are included for convenience only and are not to be used in interpreting this Agreement.

19.8 Notices: Required notices under this Agreement shall be deemed delivered when (i) personally delivered, (ii) faxed with confirmation to a designated fax number, or (iii) upon signed receipt when delivered by certified or registered mail. Such notices shall be sent to other party in writing at its address set forth an the first page of this Agreement or to such other address as such party shall designate by written notice.

19.9 Conflicts and Additions: In the event of any conflict between the terms of this Agreement and the terms of any Partner document or other writing exchanged between the parties (e.g., Partner's purchase order), the terms of this Agreement shall control. In the event that any term contained in any such writing attempts to add to the terms of this Agreement, such additional term(s) shall not be effective unless such writing is signed by both Centura and Partner.

19.10 Export Administration: Partner shall not export the Programs in contraven-tion of U.S. or other applicable laws of any jurisdiction.

19.11 Counterparts and Exchanges by Fax: This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by fax shall be sufficient to bind the parties to the terms and conditions of this Agreement.

19.12 Entire Agreement Waivers: This Agreement sets forth the entire agreement between Centura and Partner with respect to the subject matter hereof and supersedes any and all prior agreements, understandings, promises, representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. This Agreement may not be released, discharged, amended or modified in any manner or any term or breach waived except by an instrument in writing signed by both Centura and Partner.

In the event that Partner and Centura are currently (as of the date of execution of this Agreement) operating under a previous agreement of similar scope to this Agreement (i.e. a "partner" agreement, but not an OEM or other license agreement whose scope is not similar to this Agreement), this Agreement shall supersede and terminate such previous agreement.

19.13 Parties Independent: In making and performing this Agreement, the parties act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Partner and Centura or between any party hereto and any officer or employee of the other party, At no time shall any party make commitments or incur any charges or expenses for or in the name of the other party.

--------------------------------------------------------------------------------

The parties confirm that all the above terms and conditions have been agreed to:


For Centura                           For Partner
-----------                           -----------

Signature:                            Signature:
          -------------------------               ------------------------------
Name:                                 Name:
          -------------------------               ------------------------------
Title:                                Title:
          -------------------------               ------------------------------
Date:                                 Date:
          -------------------------               ------------------------------

                                  Attachment I
                     Benefits of the Synergy Partner Program


During the term of this Agreement and so long as Partner is in compliance with the terms and obligations of this Agreement, Partner shall be entitled to the following:

(a) To use the designation "Centura Synergy Partner" and associated logo, such logo to be provided to Partner by Centura in electronic form.

(b) Provision by Centura of a two-day Centura reseller training course for attendance by two of Partner's personnel as specified in Section 10 to this Agreement.

(c)      Attendance at Centura Partner briefings and training days.

(d) Access to Centura's "Partner-Only" web-site at "synergy.net", for which Centura will provide a logon-ID and password. As soon as made available by Centura, market exposure to Partner's web-site via hotlinks with synergy.net.

(e) Marketing and sales support from Centura which may include, at Centura's discretion, Centura's assistance in the conducting of sales seminars and other events.

(f) Regular provision by Centura to Partner of marketing materials and qualified sales leads.

(g) Entry in the Centura Partner catalogue, published bi-annually by Centura.

(h) Access (at Centura's discretion) to a Centura corporate sales executive and/or pre-sales consultant for the purpose of assisting with Partner's major corporate sales activities.

(i) Access to pre-release or beta versions of the Programs subject to the terms of the applicable Centura Software Corporation beta program agreement.

(j) To participate in Centura product promotions; access to online informa-tion service.

(k)      Other benefits as may be made available from Centura from time-to-time.


                                        1